Exhibit 99.1

Contacts:

Investors & Media (U.S.)

Emily Faucette

Genomic Health

+1 650-569-2824

investors@genomichealth.com

media@genomichealth.com

Genomic Health Stockholders Approve Proposed Acquisition by Exact Sciences

REDWOOD CITY, Calif., November 7, 2019 -- Genomic Health, Inc. (NASDAQ: GHDX) announced that its stockholders voted to approve the company’s proposed combination with Exact Sciences Corp (NASDAQ: EXAS) at a special meeting held earlier today.

As previously announced on July 29, 2019, Genomic Health and Exact Sciences entered into the merger agreement by which Exact Sciences will acquire Genomic Health in a cash and stock transaction. With the receipt of the required stockholder approval, Genomic Health and Exact Sciences expect to close the transaction on Friday, November 8 subject to satisfaction of the remaining customary closing conditions.

Final vote tallies from the Genomic Health special meeting of stockholders are subject to certification by the Company’s inspector of elections and will be included in a report to be filed by the Company with the Securities and Exchange Commission (the “SEC”).

About Genomic Health

Genomic Health, Inc. (NASDAQ: GHDX) is the world's leading provider of genomic-based diagnostic tests that help optimize cancer care, including addressing the overtreatment of the disease, one of the greatest issues in healthcare today. With its Oncotype IQ® Genomic Intelligence Platform, the company is applying its world-class scientific and commercial expertise and infrastructure to lead the translation of clinical and genomic data into actionable results for treatment planning throughout the cancer patient journey, from diagnosis to treatment selection and monitoring. The Oncotype IQ portfolio of genomic tests and services currently consists of the company's flagship line of Oncotype DX® gene expression tests that have been used to guide treatment decisions for over 1 million cancer patients worldwide. Genomic Health is expanding its test portfolio to include additional liquid- and tissue-based tests, including the Oncotype DX® AR-V7 Nucleus Detect™ test. The company is based in Redwood City, California, with international headquarters in Geneva, Switzerland. For more information, please visit www.GenomicHealth.com and follow the company on Twitter: @GenomicHealth, Facebook, YouTube and LinkedIn.

This press release contains statements, including statements regarding the merger that are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the “safe harbor” created thereby. Forward-looking statements, which are based on certain assumptions and describe future plans, expectations and events, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “would,” “could,” “seek,” “intend,” “plan,” “anticipate” or other comparable terms. All statements other than statements of historical facts included in this press release regarding the expected closing of the merger are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance or events. Instead, they are based only on current beliefs, expectations and assumptions regarding future business developments, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Genomic Health’s control. Actual results, conditions and events may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results, conditions and events to differ materially from those indicated in the forward-looking statements include, among others, the following: the ability of the parties to satisfy the remaining closing conditions in order to close the proposed merger with Exact Sciences Corporation and other risks as detailed from time to time in Genomic Health’s reports filed with the SEC, including its annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC.

There can be no assurance that the merger or any other transaction described will in fact be completed in the manner described or at all. Any forward-looking statement speaks only as of the date on which it is made, and Genomic Health assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.